EXHIBIT 99.1

AR
MS
AL
Texarkana
Monroe
Shreveport
Jackson
Montgomery
GA
Dallas
LA
TX
Alexandria
FL
Tallahassee
Pensacola
30
20
20
20
49
55
10
10
65
85

Concord
Manchester
Albany
MA
Syracuse
87
90
87

US Unwired

A Sprint PCS Network Partner

OTCBB: UNWR

www.usunwired.com

US Unwired

A Sprint PCS Network Partner

OTCBB: UNWR

www.usunwired.com

Forward Looking Statement

This presentation may contain forward-looking statements. Forward-looking statements are statements about current and future business strategy, operations, capabilities, construction plan, construction schedule, financial projections, plans and objectives of management, expected actions of third parties and other matters. Forward-looking statements often include words like believes, belief, expects, plans, anticipates, intends, projects, estimates, may, might, would, or similar words. Forward-looking statements are made pursuant to the “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995. Since these forward looking statements are based on factors that involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward looking statements. Such factors include: the competitiveness of and the financial impact of Sprint wireless pricing plans, products and services; the ability of Sprint to provide back office, customer care and other services; consumer purchasing patterns; potential fluctuations in quarterly results; an adequate supply of subscriber equipment; risks related to our ability to compete with larger, more established businesses; rapid technological and market change; risks related to future growth and expansion; the ability to successfully complete the build-out of the IWO Holdings’ network; the potential need for additional capital; future losses; the significant level of indebtedness of the companies; and volatility of US Unwired’s stock price. For a detailed discussion of these and other cautionary statements and factors that could cause actual results to differ from those contained in this press release, please refer to Items 1 and 7 of US Unwired’s Form 10-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission. US Unwired does not undertake to update or revise any forward-looking statement contained herein.

In addition, this presentation references certain financial measures not recognized by Generally Accepted Accounting Principles, or GAAP. A reconciliation of those measures to GAAP can be found on the investor relation section of the company’s website, www.usunwired.com/reconciliation.

US Unwired

Company Overview

[MAP]

•	US Unwired and IWO have different capital structures

—	Different bank groups

—	Different set of bondholders

•	No credit support between entities

•	US Unwired receives management fee from IWO

—	Formula agreed to between bank groups

—	Centralized headquarter functions

—	Decentralized sales distribution/network management

US Unwired

IWO Status

Debt Per POP

$70
$60
$50
$40
$30
$20
$10
$-
HY
Bank
$63.66
$42.25
$21.41
$58.11
$40.54
$17.57
$61.71
$47.47
$14.24
$40.04
$14.81
$25.23
$59.21
$25.40
$33.81
$48.99
$35.40
$13.59
PCSA
iPCS
APCS
UPCS
IWO
UNWR

3

INDEPENDENT WIRELESS ONE

IWO Status

•	Violation of bank covenants

•	Did not make $3.2MM senior secured interest payment in June

•	Restructuring discussions with banks

—	Banks owed $213MM

—	Bond interest escrowed through Jan ‘04

—	Bankruptcy filing probable

•	Operational changes

—	CapEx scaled back/non-compliance with Sprint build-out requirements

—	Closed 6 under performing stores

—	Reduced local/non-performing agents

—	Focused on prime subscriber growth

—	Build cash position

•	2003 results	1Q		2Q
	— Net Loss:	$(37.1	)MM	$(17.4	)MM
	— EBITDA:	$(2.5	)MM	$5.1	MM
	— Cash:	$26.1	MM	$24.4	MM
	— Churn:	3.3%		2.5%

Debt Per POP

[GRAPHIC]

[LOGO] INDEPENDENT

WIRELESS ONE

US Unwired Development

•	Issued $400MM Senior Subordinated Discount Notes in November 1999

•	Wireless industry has undergone significant change

—	Scaled back penetration forecast

—	Data revenue shortfall

•	Industry consolidation has not occurred

•	Sprint relationship has changed

—	$9.1 million Sprint fees in dispute as of June 30, 2003

—	Sprint payments as a percent of revenues have significantly increased

—	US Unwired lawsuit

•	Completed CDMA 1xRTT network build-out of 49 markets

•	Gulf coast footprint

—	Licensed POPs	11.3 MM (1)
—	Covered POPs	8.0 MM (1)
—	PCS subscribers	383,000 (1)
—	Avg. Spectrum	25 MHz

•	Discussions with banks group regarding covenant amendments

(1) As of June 30, 2003	US Unwired

Shift in Wireless Industry Expectations

Forecast US Wireless Penetration
85%
80%
75%
70%
65%
60%
55%
50%
45%
40%
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Apr-01
Dec-01
Apr-02
Jun-02
Sep-02
Jun-03

Source: UBS Warburg

ARPU Has Flattened
Revenue ($Billions)
ARPU
120
100
80
60
40
20
$60
$50
$40
$30
$20
$10
$-
Revenue
Growth
ARPU
1996
1997
1998
1999
2000
2001
2002
2003E
2004E
2005E
2006E

5

US Unwired

Shift in Wireless Industry Expectations

Forecast US Wireless Penetration

[GRAPHIC]

Source: UBS Warburg

ARPU Has Flattened

[GRAPHIC]

US Unwired

Recent Industry Trends

•	All national carriers continue to introduce more aggressive pricing plans

•	Move to include off-network roaming

•	More minutes being offered

—	Free long distance

—	Local plans, travel extra

—	Nights and weekends

US Unwired

Affiliate/Sprint Relationship

•	Sprint NDASL product significantly weakened financial position of affiliates

•	Affiliates file for bankruptcy protection

—	iPCS

—	Horizon

—	IWO (probable)

—	Others?

•	Lawsuits have been filed

—	iPCS

—	Horizon

—	US Unwired

—	AirGate (withdrawn)

•	Payments to Sprint significantly higher than forecast

—	No control by affiliate

•	Most affiliates have significant levels of fees in dispute (6/30/03)

—	US Unwired	$9.1MM
—	AirGate	$6.7MM
—	IWO	$2.9MM

•	Affiliates have sought to take control of critical customer care function

—	Sprint consistently ranked below average

—	Sprint required $25MM in conversion costs from US Unwired

•	Recent proposed changes to Alamosa Sprint charges positive

—	US Unwired has not been approached with similar terms

—	Specifics critical

US Unwired

Network Advantage

•	National network at a single frequency / technology

—	Industry leading CDMA technology

—	1xRTT upgrade complete

—	Consistent operation of phones and features nationwide

—	Uniform programs, systems and marketing

•	Sprint introducing new billing system

—	One system provides consistent experience for all customers

•	First with nationwide data capabilities

•	Improved network performance

—	2Q ‘02	2Q ‘03
Dropped calls	2.7%	2.3%
Blocked calls	3.1%	1.9%

US Unwired

US Unwired 2003 Results

	1Q	2Q
Net Loss (MM)	$(20.3)	$(17.6)
EBITDA (MM) (1)	9.1	12.2
Cash (MM)	47.3	53.4

Gross Adds	66,559	44,756
Net Adds	20,906	4,404
Subscribers	378,377	382,781
Churn	3.9%	3.3%

ARPU(2)	$55.61	$55.68
CCPU(2)	37.53	39.37
Roaming Exp./Sub	12.41	13.58
CPGA	276	356
MOUs/Sub(3)	780	873

(1)	excluding non-cash comp
(2)	excluding roaming

US Unwired

US Unwired Liquidity

•	$53.4MM cash as of 2Q ‘03

—	$9.1MM in Sprint disputes

•	Potential covenant issues

—	Discussing amendments

•	2Q ‘03 covenant compliance

—	Revolver availability of $64.9MM

•	Sale of non-core assets

—	Cellular property, 8 PCS licenses sold for $30MM

—	Bank, governmental approvals required

—	Expected closing in 4Q ‘03

•	Other non-core assets

—	5 PCS licenses (1.1MM POPs)

—	Tower portfolio (85)

US Unwired

US Unwired Issues

•	Accelerate market penetration

—	Increase subscriber growth

—	Decrease churn

—	Impact of WLNP

•	Rebalance Sprint relationship

—	No response to UNWR proposal

—	$9.1MM in disputes

—	RICO lawsuit filed

•	Retain management of IWO

—	Approximately $10MM in management fee revenue

—	Leverage fixed corporate office costs

•	Verizon roaming agreement scheduled termination 12/04

—	Net roaming position: 1Q—$3.4MM, 2Q—$3.6MM

—	Will Verizon extend or overbuild?

US Unwired